UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 8, 2023

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Spectrum Brands Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of shareholders (the “Annual Meeting”) on August 8, 2023. A total of 35,878,526 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing 87.49% of the Company’s outstanding Common Stock as of June 15, 2023, the record date.
The Company is pleased to have had a significant percentage of its outstanding shares of Common Stock participate in the Annual Meeting and vote in favor of each proposal presented for consideration. The final results for the votes regarding each proposal are set forth below, including the approval percentage for each proposal, represented as a percentage of total votes cast for each such proposal:
Proposal 1. The Company’s stockholders elected each of the following persons as Class I and Class II directors, as applicable, of the Company for a term of one year and until his successor is elected and qualified. The votes regarding this proposal were as follows:

Name	For	Against	Abstain	Broker Non-Votes	Approval Percentage
Sherianne James	32,135,605	1,740,022	4,882	1,998,017	94.86%
Leslie L. Campbell	33,446,247	429,249	5,013	1,998,017	98.73%
Joan Chow	33,445,872	428,840	5,797	1,998,017	98.73%
Gautam Patel	32,421,770	1,453,774	4,965	1,998,017	95.71%
Hugh R. Rovit	33,127,289	744,892	8,328	1,998,017	97.80%
Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
35,215,114	660,343	3,069	—	98.15%
Proposal 3. The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
32,271,597	1,575,311	33,601	1,998,017	95.25%
Proposal 4. The Company’s stockholders approved, on an advisory basis, the frequency of a future advisory vote on executive compensation of the Company. Based on the results for this proposal, the Company has decided to hold a non-binding advisory vote every year to approve the compensation of the Company's named executive officers until the next required frequency vote. The votes regarding this proposal were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes	Approval Percentage
32,493,614	22,219	1,357,642	7,034	1,998,017	95.93%
Proposal 5. The Company’s stockholders approved the Company’s Amended and Restated 2020 Omnibus Equity Plan The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
30,737,669	3,082,104	60,736	1,998,017	90.72%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2023
SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Executive Vice President, General Counsel and Corporate Secretary
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